Exhibit 10.56

Pursuant to 17 CFR 240.24b-2, confidential information (indicated by [***]) has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

J41 RVA FINAL SETTLEMENT AGREEMENT

[RVA Backed J41 Leases and Related Matters]

1.0       DATE AND PARTIES

1.1       Date.                                            This Agreement is effective March 1, 2005.

1.2       Parties.                             The parties to this Agreement are:

A.            Independence Air, Inc., a corporation formed and validly existing under the laws of California (“Independence”), attention Chief Financial Officer, 45200 Business Court, Suite 100, Dulles, VA  20166, tel: 703-650-6006; fax: 703-650-6249.

B.            FLYi, Inc., a corporation formed and validly existing under the laws of Delaware (“FLYi”), attention Chief Financial Officer, 45200 Business Court, Suite 100, Dulles, VA  20166, tel: 703-650-6006; fax: 703-650-6249.

C.            BAE Systems Regional Aircraft, Inc., a corporation formed and validly existing under the laws of Delaware (“BAE”), attention Senior Vice President, Asset Management, 13850 McLearen Road, Herndon, VA 20171, tel: 703-736-2512; fax: 703-736-2549, acting on its behalf and on behalf of its affiliate BAE SYSTEMS (Operations) Limited (formerly British Aerospace (Operations) Limited) (“BAE OPS”).

D.            Each of Independence, FLYi, and BAE are occasionally generically referred to herein as a “Party” and all of Independence, FLYi, and BAE are occasionally collectively referred to herein as the “Parties”.

2.0       RECITALS

2.1       BAE OPS entered into several Residual Value Agreements (each an “RVA”) each relating to a lease of a BAe Jetstream Model 4101 turboprop aircraft (each an “Aircraft”) to Independence (collectively, the “Leases”).   The RVAs are described on Exhibit A hereto.

2.2       FLYi and Independence (collectively, the “Lessee”) recently completed a multi-party financial restructuring of various of Lessee’s contractual obligations (the “Restructuring”).  The Restructuring included the coordinated termination by default of each of the Leases.

2.3       As part of the Restructuring, Lessee requested that BAE OPS issue certain written assurances to the various J41 lessors that were the beneficiaries of the RVAs (the “Lessors”).  Those written assurances took the form of letter agreements that were issued to the Lessors on February 18, 2005 (except with respect to the RVA applying to that aircraft bearing manufacturer’s serial number 41026).  Those written assurances (the “Beneficiary Letters”) are substantially in the form attached hereto as Exhibit B.

2.4       BAE and Lessee agreed to additional mutual obligations pursuant to the terms of the Memorandum of Understanding by and between the Parties dated February 18, 2005, and attached as Exhibit C hereto (the “MOU”).

2.5       While the MOU is intended to be a fully enforceable contract, it contemplates the execution of more definitive documentation.  This J41 RVA Final Settlement Agreement, and the Exhibits hereto, constitute the “Final Settlement” as such term is defined in paragraph 10 of the MOU.

3.0       REPRESENTATIONS AND WARRANTIES

3.1       Independence Representations and Warranties.  Independence represents and warrants that:

A.            Independence is a corporation duly formed and in good standing under the laws of the State of California.  Independence has duly authorized the execution, delivery, and performance of this Agreement, and Independence has the full power and authority to execute, deliver and comply with the terms of this Agreement.

B.            Independence is unaware of any circumstance or claim that might prevent its performing its obligations under this Agreement.

C.            This Agreement constitutes the legal, valid and binding obligation of Independence which is enforceable against it in accordance with the terms hereof.  This Agreement does not breach any obligation of Independence under any contract to which it is a party.  No consent of any person or entity is required to enable Independence’s performance of its closing obligations under this Agreement.

3.2       FLYi Representations and Warranties.  FLYi represents and warrants that:

A.            FLYi is a corporation duly formed and in good standing under the laws of the State of Delaware.  FLYi has duly authorized the execution, delivery, and performance of this Agreement, and FLYi has the full power and authority to execute, deliver and comply with the terms of this Agreement.

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B.            FLYi is unaware of any circumstance or claim that might prevent its performing its obligations under this Agreement.

C.            This Agreement constitutes the legal, valid and binding obligation of FLYi which is enforceable against it in accordance with the terms hereof.  This Agreement does not breach any obligation of FLYi under any contract to which it is a party.  No consent of any person or entity is required to enable FLYi’s performance of its closing obligations under this Agreement.

D.            The terms of the Convertible Note to be issued by FLYi pursuant to paragraph 1 of the MOU are substantially identical to the terms of the other convertible notes to be issued by FLYi in connection with the Restructuring, including, without limitation, those in respect of dilution, conversion and voting rights.

3.3       BAE Representations and Warranties.  BAE represents and warrants that:

A.            BAE is a corporation duly formed and in good standing under the laws of the State of Delaware.  BAE has duly authorized the execution, delivery, and performance of this Agreement, and BAE has the full power and authority to execute, deliver and comply with the terms of this Agreement.

B.            BAE is unaware of any circumstance or claim that might prevent its performing its obligations under this Agreement.

C.            This Agreement constitutes the legal, valid and binding obligation of BAE which is enforceable against it in accordance with the terms hereof.  This Agreement does not breach any obligation of BAE under any contract to which it is a party.  No consent of any person or entity is required to enable BAE’s performance of its closing obligations under this Agreement.

4.0       INCORPORATION OF TERMS BY REFERENCE, MUTUAL RVA RELEASE, BILLS OF SALE, BROKERS

4.1       Incorporation of MOU Terms by Reference. The terms of the MOU are incorporated, mutatis mutandis, into this Agreement.

4.2       Incorporation of Schedules to MOU by Reference.  The Schedules to the MOU are hereby incorporated into this Agreement by reference as Exhibit C-1 hereto.  The cover sheet to Exhibit C-1 hereto contains a brief description, for convenient reference only, of the Schedules to the MOU.

4.3       Form of Bill of Sale.  The MOU contemplates Lessee’s sale, in certain installments, of various spare engines, parts, and tooling inventory, with such parts described on Schedule 7 to the MOU (the “J41 Spare Parts”).  In conjunction with each sale and delivery of the J41 Spare Parts, the

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party selling such J41 Spare Parts (be it FLYi or Independence) will issue to BAE a bill of sale in the form of Exhibit D hereto.

4.4       Termination of Residual Value Agreement [41101].                                The Residual Value Agreement [41101] dated September 28, 1998 between Independence (formerly known as Atlantic Coast Airlines) and BAE OPS (“RVA [41101]”) is hereby terminated as of February 18, 2005.

4.5       Assignment of Security.  For each RVG Aircraft (as such term is defined in the MOU) that BAE OPS elects to purchase pursuant to the applicable RVA, Independence hereby assigns to BAE OPS all of Independence’s right, title, and interest in and to any cash collateral (“Security Deposits”) or other security provided by Independence to the applicable Lessor in respect of Independence’s obligations under the applicable Lease (the Security Deposits together with such other security (if any) being the “Assigned Collateral”).  Without limiting the foregoing, the Parties acknowledge that with respect to certain Lessors, Lessee has separately consented to the Lessor’s retention and application of the Security Deposits, but in each instance such consent is conditioned upon such Lessors only being entitled to deduct and apply from such Security Deposits the amounts authorized by (i) the applicable Lease and applicable Beneficiary Letter, and (ii) any future agreement between such Lessor and BAE OPS (it being understood, as a matter of clarification, that BAE OPS does not currently contemplate entering into any such future agreement).  Independence warrants that, except as provided above, (1) it has not previously assigned the Assigned Collateral, (2) to the best of its knowledge the Assigned Collateral is not subject to any valid lien or encumbrance of any third person, and (3) it knows of no fact which impairs BAE OPS’s rights to the Assigned Collateral as provided herein.

4.6       Brokers.                      Lessee and BAE each agree that there are no third parties involved as brokers and finders in this transaction, and Lessee and BAE agree to indemnify and hold the other harmless from and against all claims, suits, damages, costs, and expenses (including but not limited to, reasonable attorney’s fees) asserted by any broker, agent, finder, or other third party for any commission, fee, or compensation of any nature whatsoever which in any way may result from, pertain to, or arise in any manner out of, or are in any manner related to, the making of this Agreement, if such claim, damage, costs, or expense arises out of any action or alleged action by the indemnifying Party, its officers, directors, shareholders, agents, or employees or its successors and assigns.

4.7       Mutual RVA Release.  By their execution of this Agreement, FLYi and Independence each agree that they and their affiliates (the “FLYi Parties”) hereby forever release BAE, BAE OPS and their affiliates (the “BAE Parties”) for all claims any of the FLYi Parties might otherwise enjoy against any of the BAE Parties relating to (1) the RVG Aircraft (as

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such term is defined in the MOU - the “RVG Aircraft”), other than claims arising directly from the settlement contemplated under this Agreement, (2) RVA [41101], and (3) the MACRO/Spares/Other Support Obligations to the extent specifically provided in paragraph 5 of the MOU (collectively, the “J41 Transactions”).  By its execution of this Agreement, BAE agrees that the BAE Parties hereby forever release the FLYi Parties for all claims any of the BAE Parties might otherwise enjoy against any of the FLYi Parties relating to the J41 Transactions.   Without limiting the foregoing, no Party will owe any obligation to the other Parties with respect to the RVG Aircraft other than as set forth in this Agreement.  For the avoidance of doubt, Independence and FLYi each acknowledge and agree that in no event shall this release apply to any rights that BAE OPS may have or subsequently acquire (by subrogation or otherwise) against Independence and/or FLYi in respect of or related to that Mortgage Residual Value Agreement [41101] dated September 28, 1998 between Fleet National Bank (as successor in interest to Summit Bank) and BAE OPS.

5.0       GENERAL PROVISIONS

5.1       Amendments and Waivers.                       To amend this Agreement or waive any provision of this Agreement, all Parties must sign a written amendment or waiver that identifies by section or paragraph number the provision that it purports to amend or waive.  No non-complying course of dealing may be construed to amend or waive any provisions of this Agreement.

5.2       Assignment.   No Party may assign its rights under this Agreement without the prior written consent of the other Party.  Any attempt to assign this Agreement in violation of the preceding sentence will be ineffective to transfer any rights under this Agreement to the purported assignee.

5.3       Notices.                            Notices required or permitted under this Agreement must be in writing.  Notices may be given by Federal Express next business day courier (or equivalent overnight courier), fee prepaid, addressed to the intended recipient at its address in ¶ 1.2, or to such other notice address as that party designates by notice to the other party, and any notice so given will be effective one business day after deposit with Federal Express.  A business day is any day other than a Saturday, Sunday, or legal holiday in Virginia or New York.  A notice given by other means will be effective only when actually received by the addressee.

5.4       Applicable Law.                                   The law of the State of Virginia applies to this Agreement, without regard to principles of conflicts of law.  The Parties agree that this Agreement is made and delivered in Fairfax County, Virginia, and that any suit, action or proceeding arising out of or in relation to this Agreement may be instituted in any State or Federal Court of competent jurisdiction within the State of Virginia.

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5.5       Construction.

A.            When used in this Agreement, defined terms (in quotation marks within parentheses immediately following the defining term or phrase) have the defined meaning unless the context clearly indicates otherwise.  Defined terms may be used in the singular or plural.  Unless otherwise clearly indicated, paragraph (“¶ ”) references are to paragraphs of this Agreement.

B.            If any provision of this Agreement is invalid or unenforceable, the remaining provisions of this Agreement will be enforceable.

C.            This Agreement binds the Parties and their respective successors and permitted assigns.

D.            This Agreement is the entire agreement between the Parties with respect to the termination of the Leases and the Beneficiary Letters, and merges and supersedes all former agreements, letters, promises or representations, whether oral or written, express or implied, that relate to the same.

E.              All representations and warranties contained in this Agreement will survive investigation and closing.

F.              No waiver of a claim or default under this Agreement may be construed to be a waiver of any other claim or default.

G.            No rule of construction against a drafting party will apply.

H.            Titles and headings are for convenient reference and are not to be construed in interpretation.

I.                 Exhibits A, B, C, C-1, and D are attached to this Agreement are incorporated by reference.  In the event of a conflict between the terms of any Exhibit hereto and the main body of this Agreement (being that portion of the Agreement preceding the Parties’ signatures hereto), the main body of this Agreement will be given first priority in the event of such a conflict, then the terms of the Exhibits will control.

J.              The term mutatis mutandis, as used in this Agreement, means that while the affected document will remain generally the same, the parties will import all necessary changes in points of detail as to names, offices, dates, addresses, and the like, so as to render such document consistent with the transaction otherwise contemplated in this Agreement.

[Remainder of Page Intentionally Left Blank]

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SO AGREED:

Independence Air, Inc.	FLYi, Inc.

x	x
Name:	Name:
Title:	Title:

BAE SYSTEMS Regional Aircraft, Inc.

x
Name:
Title:

Signature Page

Exhibit A

Description of RVAs

Manufacturer’s Serial No.	RVA Title
41015

Residual Value Agreement [41015] dated December 30, 1997 between Banc of America Leasing & Capital, LLC, as successor by merger to NationsBanc Leasing Corporation and BAE SYSTEMS (Operations) Limited (formerly British Aerospace (Operations) Limited.

41017

Residual Value Agreement [41017] dated December 30, 1997 between Banc of America Leasing & Capital, LLC, as successor by merger to NationsBanc Leasing Corporation and BAE SYSTEMS (Operations) Limited (formerly British Aerospace (Operations) Limited.

41019

Residual Value Agreement [41019] dated December 30, 1997 between Banc of America Leasing & Capital, LLC, as successor by merger to NationsBanc Leasing Corporation and BAE SYSTEMS (Operations) Limited (formerly British Aerospace (Operations) Limited.

41098

Residual Value Agreement [41098] dated August 1, 1997 between U.S. Bank National Association, as Loan Trustee, as successor to State Street Bank and Trust Company (as assignee of First Union National Bank, as Owner Trustee for ICX Corporation as Owner Participant) for Fleet Business Credit, LLC, as Loan Participant, as successor to Sanwa Business Credit Corporation and BAE SYSTEMS (Operations) Limited (formerly British Aerospace (Operations) Limited.

Exhibit A

41099

Residual Value Agreement [41099] dated August 1, 1997 between U.S. Bank National Association, as Loan Trustee, as successor to State Street Bank and Trust Company (as assignee of First Union National Bank, as Owner Trustee for ICX Corporation as Owner Participant) for Fleet Business Credit, LLC, as Loan Participant, as successor to Sanwa Business Credit Corporation and BAE SYSTEMS (Operations) Limited (formerly British Aerospace (Operations) Limited.

41100

Residual Value Agreement [41100] dated August 1, 1997 between U.S. Bank National Association, as Loan Trustee, as successor to State Street Bank and Trust Company (as assignee of First Union National Bank, as Owner Trustee for ICX Corporation as Owner Participant) for Fleet Business Credit, LLC, as Loan Participant, as successor to Sanwa Business Credit Corporation and BAE SYSTEMS (Operations) Limited (formerly British Aerospace (Operations) Limited.

41022

Residual Value Agreement [41022] dated September 15, 1997 between Chase Equipment Leasing, Inc. (formerly Banc One Leasing Corporation) and BAE SYSTEMS (Operations) Limited (formerly British Aerospace (Operations) Limited.

41023

Residual Value Agreement [41023] dated September 15, 1997 between Chase Equipment Leasing, Inc. (formerly Banc One Leasing Corporation) and BAE SYSTEMS (Operations) Limited (formerly British Aerospace (Operations) Limited.

41021	Residual Value Agreement [41021] dated September 30, 1997 between The Fifth Third Leasing Company and BAE SYSTEMS (Operations) Limited (formerly British Aerospace (Operations) Limited.

41025	Residual Value Agreement [41025] dated September 30, 1997 between The Fifth Third Leasing Company and BAE SYSTEMS (Operations) Limited (formerly British Aerospace (Operations) Limited.

41026

Residual Value Agreement [41026] dated February 13, 1998 between IBJ Whitehall Business Credit Corporation (as assignee of The Fifth Third Leasing Company) and BAE SYSTEMS (Operations) Limited (formerly British Aerospace (Operations) Limited.*

*Beneficiary Letter for this RVA not issued as of time of execution of this Agreement.

Exhibit B

Beneficiary Letter

February       , 2005

VIA FACSIMILE
[number]

[Name and address of Beneficiary]

Re:                               Residual Value Agreement [           ] dated             (the “Residual Value Agreement”) between              (the “Beneficiary”) and BAE SYSTEMS (Operations) Limited (formerly British Aerospace (Operations) Limited (“Operations”); Capitalized terms used herein and not defined have the meanings set forth in the Residual Value Agreement.

Ladies and Gentlemen:

Reference is made to the above-mentioned Residual Value Agreement.  As requested, Operations hereby acknowledges and agrees that:  (i) a “bona fide Event of Default” has occurred under the Lease, (ii) upon Beneficiary’s cancellation of the Lease (including by agreement with ACA) and Beneficiary’s obtaining of lawful possession of and control over the Aircraft and the right and power to transfer it in compliance with Section 5 of the Residual Value Agreement, the “Lease Termination Date” under the Residual Value Agreement will occur, and (iii) if and after Beneficiary notifies Operations of the Lease Termination Date and in such notice exercises its option to require Operations to pay the Shortfall in accordance with Section 2(a) of the Residual Value Agreement, Operations will comply with its obligations under Section 2 of the Residual Value Agreement, at all times on the terms and subject to the conditions set forth in the Residual Value Agreement, and either, as Operations in its sole discretion may elect, pay the Shortfall or purchase the Aircraft.

In addition, you are hereby irrevocably notified that, if Operations purchases the Aircraft, Operations has agreed with ACA that Operations has waived its right to any assignment of the Beneficiary’s rights against ACA with respect to the Lease and any related documents, or to exercise any right of subrogation against ACA under the Lease and any related documents; provided, however, that if Operations elects to purchase the Aircraft, ACA has assigned irrevocably, unconditionally and absolutely to Operations the balance of any collateral or other security provided by ACA in respect of its obligations under the Lease (including any “Security Deposit”), remaining after deduction therefrom of any Basic Rent payment which has become due prior to the date hereof and has not been made by ACA, after deduction of the Return Condition Adjustment (if any) under the Residual Value Agreement if it would otherwise be deducted from the Agreed Value of the Aircraft in calculating the purchase price therefor payable by Operations and after deduction of any reasonable out-of-pocket expenses incurred by Beneficiary prior to the date hereof in the exercise of its rights under the Lease due to the Event of Default thereunder (the “Collateral Balance”).  In connection with the foregoing, if Operations elects to purchase the Aircraft, ACA hereby irrevocably instructs Beneficiary (i) to pay the Collateral Balance to Operations at account no.                  at             , (ii) that Operations is solely and exclusively

Exhibit B

entitled to exercise all of ACA’s rights, titles, interest, claims and remedies with respect to such collateral or other security, including with respect to the Collateral Balance, including, without limitation, the right to obtain a refund or return thereof from Beneficiary or any other Person, and (iii) to deal solely and exclusively with Operations with respect to such collateral and other security, including the Collateral Balance.

This letter is limited to the precise terms hereof, and does not constitute (directly or indirectly (by any course of dealing or otherwise)), an amendment, waiver or other modification of the Residual Value Agreement except to the extent expressly provided above, or an agreement to provide any amendment, waiver or other modification (whether similar or dissimilar to the waiver set forth above) of the Residual Value Agreement in the future.  This letter may be executed in counterparts and shall be governed by the laws of the State of New York.

BAE SYSTEMS (OPERATIONS) LIMITED

By:

Name:

Title:

ACKNOWLEDGED AND AGREED:

BAE SYSTEMS PUBLIC LIMITED COMPANY

By:

Name:

Title:

INDEPENDENCE AIR, INC.
(f/k/a Atlantic Coast Airlines)

By:

Name:

Title:

FLYi, INC.

By:

Name:

Title:

S:IA/Beneficiary Letter 02142005

Exhibit C

Memorandum of Understanding

[As Attached]

MEMORANDUM OF UNDERSTANDING

FLYi, INC.

INDEPENDENCE AIR, INC.

BAE SYSTEMS REGIONAL AIRCRAFT INC.

BAE SYSTEMS Regional Aircraft Inc. (“BAE”), Independence Air, Inc. (“IA”), and FLYi, Inc. (“FLYi”) agree to the following terms and conditions to settle all claims and disputes among IA and FLYi and their affiliates, on one hand, and BAE and its affiliates, including, without limitation, BAE SYSTEMS (Operations) Limited (“BAE OPS”) on the other hand, with respect to the matters described below.  Without limiting the binding nature of this agreement, the parties agree to enter into detailed documentation, including a settlement agreement and other related agreements and instruments (the “Final Settlement”) to implement the terms of this agreement (which is itself intended to be legally binding).

1.               RVG Aircraft – IA will deliver cash and other assets and consideration to BAE and BAE OPS, as the case may be, in respect of the eleven (11) Jetstream 41 aircraft (the “RVG Aircraft”) identified on Schedule 1 to this MOU upon BAE OPS’ execution and delivery of a letter substantially in the form of Schedule 2 to this MOU (a “Beneficiary Letter”) to the applicable lessors and lenders on the ten (10)RVG Aircraft bearing Tail/Serial Numbers N303UE/41015, N305UE/41019, N307UE/41021, N308UE/41023, N309UE/41022, N312UE/41025, N324UE/41017, N330UE/41098, N331UE/41099 and N332UE/41100.  Said cash payments and other consideration will be comprised of:

•                  $2,000,000 in cash in full satisfaction of any claim that BAE, BAE OPS, or their affiliates have or may in the future have against IA, FLYi, or their affiliates in respect of any of the 11 RVG Aircraft, including any such claim should BAE become subrogated to the rights of any lessor/lender under any of the 11 RVG Aircraft through exercise of its rights under the Residual Value Agreements but subject to the provisions of paragraph 8 below;

•                  An unsecured, interest bearing note in the form attached as Schedule 3 to this MOU issued by FLYi in the face amount of $3,500,000;

•                  A convertible note, in the form attached as Schedule 4 to this MOU, issued by FLYi in the face amount of $5,000,000, convertible into 1,000,000 shares of FLYi common stock on the terms and conditions described therein (the “Convertible Note”), it being understood that if NASDAQ notice requirements do not allow for issuing the note as otherwise contemplated hereunder, such Convertible Note will be issued at the soonest possible date thereafter allowed by NASDAQ; and

•                  Conveyance to BAE, in their AS IS, WHERE IS CONDITION, WITH NO WARRANTY OF MERCHANTABILITY OR FITNESS OF PURPOSE OR OTHER

WARRANTY AS TO CONDITION, of all of IA’s or FLYi’s unique J41 spare engines, parts and tooling inventory as [***] (and in no event [***] those items listed) outlined in the list that IA provided to BAE on February 17, 2005 attached hereto as Schedule 7 (the “J41 Spare Parts”); provided, however, that [***] not listed on Schedule 5 to this MOU, [***] J41 aircraft return condition obligations, strictly subject to IA [***] (i) the respective [***] and/or [***] and (ii) any [***].  In any event IA shall [***] items listed on Schedule 5 to this MOU, and IA shall [***] as outlined in Schedule 5 to this MOU.  With respect to the [***] hereunder, IA shall [***], except that IA and BAE shall mutually agree [***] seven J41 aircraft have been returned to Trident Turboprop (Dublin) Limited.

•                  From the date hereof until all J41 Spare Parts are returned, IA shall permit BAE to [***] J41 spare parts and tooling held by IA, that IA shall return to BAE.  BAE shall [***] for J41 returns in accordance with the terms herein, and IA and BAE shall [***] J41 Spare Parts list [***], starting [***].  Upon return of the J41 Spare Parts on [***], IA shall [***] any J41 Spare Part except as previously agreed.

The parties acknowledge that certain units (identified in Schedule 8 hereto) of the Spare Parts were damaged as a result of the activation of a fire control system (the “Saturated Spares”).  IA is presenting a claim of casualty loss relating to the Saturated Spares, and will work to negotiate a settlement with its insurers relating to the saturation of such Saturated Spares.  Upon the conclusion of such negotiations, IA will offer BAE the option of either authorizing the settlement (in which case the full settlement amount for the Saturated Spares will be paid to BAE) or accepting the Saturated Spares in their AS IS, WHERE IS condition.

2.               RVG Aircraft N313UE/41026 – Upon the written request of IA, BAE OPS will execute and deliver to the then current Beneficiary under Residual Value Agreement [41026] a letter in the form of one of the letters executed and delivered by BAE OPS ([***]) pursuant to Paragraph 1 of this MOU, in conjunction with IA’s cancellation or termination of the lease for the applicable Aircraft.

3.               EETC Aircraft - The seven (7) J41 aircraft (the “EETC Aircraft”) identified on Schedule 6 to this MOU that are the subject of certain BAE OPS Residual Value Agreements and that are financed through IA’s EETC offering will remain on lease or mortgage with IA, and IA shall remain current on all payment and other obligations thereunder and shall not, [***] the EETC Aircraft [***] for a period of [***] from the date of the Final Settlement.

4.               J41 msn 41101/N333UE - IA will permanently waive its right to exercise the owner RVG on Aircraft msn 41101/N333UE (“N333UE”).  IA will use [***] N333UE [***] at the earliest practical time [***], but in no event later than [***].  IA will, at the time of any such [***] N333UE [***].  Until the aircraft is [***], IA shall [***] in respect of the N333UE.  Upon such [***], neither IA, FLYi, BAE, nor BAE OPS (or any of their respective affiliates) [***] with respect to N333UE.

5.               MACRO/Spares/Other Support Obligations – These matters shall, upon the execution and delivery of the Beneficiary Letters as referenced in Paragraph 1 above, be settled as follows:

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•                  IA shall pay BAE $[***] to settle all outstanding invoices in respect of the MACRO Agreement and its spares account with BAE and any past and future differences related to the MACRO Agreement; and

•                  IA shall [***] in respect of (1) [***] the MACRO Agreement [***],  (2) [***] and (3) [***] in the amount of $[***] pertaining to the early termination of J32 aircraft.

•                  IA shall pay BAE $[***] to settle invoice numbers [***], relating to [***] upon execution of this MOU.  Additionally IA shall [***] upon execution of the Final Settlement.

6.               Form S-3 Filing – FLYi shall file with the SEC no later than May 16, 2005 a registration statement on Form S-3 covering resales of the common shares to be issued upon conversion of the Convertible Note and use commercially reasonable efforts to obtain resale rights for those shares, and shall use commercially reasonable efforts to continue the effectiveness of such registration statement until the second anniversary of the date of the Final Settlement (or such shorter period as required for SEC Rule 144(k) to be available).

7.               Representation regarding Convertible Note – FLYi shall represent and warrant at the time of the Final Settlement that the terms of the Convertible Note [***] the terms of the [***] IA’s February 2005 restructuring of certain lease obligations, including, without limitation, those in respect of [***].

8.               Assignment of Security - If BAE OPS elects to purchase any RVG Aircraft, IA shall irrevocably, unconditionally and absolutely assign to BAE OPS the balance of any cash collateral or other security provided by IA in respect of its obligations under the related leases remaining [***] of (1) any [***] by IA, (2) [***] (if any) [***] in connection with [***] and (3) any [***] prior to the date of any such [***] due to the occurrence of [***] thereunder.  [See Schedule 1]

9.               IA shall reimburse BAE/BAE OPS [***] in connection with [***] in an amount not to exceed $[***] (the “[***]”).

10.         Without limiting the binding nature of this MOU, IA’s counsel shall prepare the Final Settlement to implement the terms of this MOU. The Final Settlement documentation shall contain mutual global releases from the respective parties releasing all claims relating to the RVG Aircraft and the transactions identified in paragraph 4 above (other than claims arising directly from the settlement and such other provisions customarily contained in similar agreements) and shall be negotiated by BAE and FLYi/IA and executed by each of them before March 1, 2005.

[Signature Page Follows]

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The foregoing is agreed to as of February    , 2005.

INDEPENDENCE AIR, INC.

By:

By:

FLYI, INC.

By:

By:

BAE SYSTEMS REGIONAL AIRCRAFT INC.

By:

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Schedule 1

RVG Aircraft

Tail	Serial Number	Lessor	Lease Start Date
N303UE	41015	Bank of America	30-Dec-97
N305UE	41019	Bank of America	30-Dec-97
N307UE	41021	Fifth Third	30-Sep-97
N308UE	41023	BancOne	15-Sep-97
N309UE	41022	BancOne	15-Sep-97
N312UE	41025	Fifth Third	30-Sep-97
N313UE	41026	IBJ	13-Feb-98
N324UE	41017	Bank of America	30-Dec-97
N330UE	41098	RBS-ICX	01-Aug-97
N331UE	41099	RBS-ICX	01-Aug-97
N332UE	41100	RBS-ICX	01-Aug-97

Schedule 2

Form of Beneficiary Letter

February       , 2005

VIA FACSIMILE
[number]

[Name and address of Beneficiary]

Re:                               Residual Value Agreement [                   ] dated                    (the “Residual Value Agreement”) between                   (the “Beneficiary”) and BAE SYSTEMS (Operations) Limited (formerly British Aerospace (Operations) Limited (“Operations”); Capitalized terms used herein and not defined have the meanings set forth in the Residual Value Agreement.

Ladies and Gentlemen:

Reference is made to the above-mentioned Residual Value Agreement.  As requested, Operations hereby acknowledges and agrees that:  (i) a “bona fide Event of Default” has occurred under the Lease, (ii) upon Beneficiary’s cancellation of the Lease (including by agreement with ACA) and Beneficiary’s obtaining of lawful possession of and control over the Aircraft and the right and power to transfer it in compliance with Section 5 of the Residual Value Agreement, the “Lease Termination Date” under the Residual Value Agreement will occur, and (iii) if and after Beneficiary notifies Operations of the Lease Termination Date and in such notice exercises its option to require Operations to pay the Shortfall in accordance with Section 2(a) of the Residual Value Agreement, Operations will comply with its obligations under Section 2 of the Residual Value Agreement, at all times on the terms and subject to the conditions set forth in the Residual Value Agreement, and either, as Operations in its sole discretion may elect, pay the Shortfall or purchase the Aircraft.

In addition, you are hereby irrevocably notified that, if Operations purchases the Aircraft, Operations has agreed with ACA that Operations has waived its right to any assignment of the Beneficiary’s rights against ACA with respect to the Lease and any related documents, or to exercise any right of subrogation against ACA under the Lease and any related documents; provided, however, that if Operations elects to purchase the Aircraft, ACA has assigned irrevocably, unconditionally and absolutely to Operations the balance of any collateral or other security provided by ACA in respect of its obligations under the Lease (including any “Security Deposit”), remaining after deduction therefrom of any Basic Rent payment which has become due prior to the date hereof and has not been made by ACA, after deduction of the Return Condition Adjustment (if any) under the Residual Value Agreement if it would otherwise be deducted from the Agreed Value of the Aircraft in calculating the purchase price therefor payable by Operations and after deduction of any reasonable out-of-pocket expenses incurred by Beneficiary prior to the date hereof in the exercise of its rights under the Lease due to the Event of Default thereunder (the “Collateral Balance”).  In connection with the foregoing, if Operations elects to purchase the Aircraft, ACA hereby irrevocably instructs Beneficiary (i) to pay the Collateral Balance to Operations at account no.               at                 , (ii) that Operations is solely and exclusively entitled to exercise all of ACA’s rights, titles, interest, claims and remedies with respect to such collateral or other security, including with respect to the Collateral Balance, including, without limitation, the right to obtain a refund or return thereof from Beneficiary or any other Person, and (iii) to deal solely and exclusively with Operations with respect to such collateral and other security, including the Collateral Balance.

This letter is limited to the precise terms hereof, and does not constitute (directly or indirectly (by any course of dealing or otherwise)), an amendment, waiver or other modification of the Residual Value Agreement except to the extent expressly provided above, or an agreement to provide any amendment, waiver or other modification (whether similar or dissimilar to the waiver set forth above) of the Residual Value Agreement in the future.  This letter may be executed in counterparts and shall be governed by the laws of the State of New York.

BAE SYSTEMS (OPERATIONS) LIMITED

By:

Name:

Title:

ACKNOWLEDGED AND AGREED:

BAE SYSTEMS PUBLIC LIMITED COMPANY

By:

Name:

Title:

2

INDEPENDENCE AIR, INC.
(f/k/a Atlantic Coast Airlines)

By:

Name:

Title:

FLYi, INC.

By:

Name:

Title:

3

Schedule 3

Promissory Note

US$3,500,000.00

February 18, 2005

FOR VALUE RECEIVED, FLYi , Inc., a Delaware corporation, (the “Maker”) by this promissory note (this “Note”) hereby unconditionally and irrevocably promises to pay to the order of BAE SYSTEMS (Operations) Limited, the principal sum of Three Million Five Hundred Thousand United States Dollars ($3,500,000) in installments as hereinafter provided and to pay interest on the principal balance hereof from time to time outstanding, as hereinafter provided, at the rate of six and seventy-five hundredths percent (6.75%) per annum.

The principal hereof shall be paid in twelve (12) installments on the dates (each a “Principal Payment Date”) and in the amounts as follows:

Principal Payment Date	Amount
June 30, 2006	US$ [***]
July 31, 2006	US$ [***]
August 31, 2006	US$ [***]
September 30, 2006	US$ [***]
October 31, 2006	US$ [***]
November 30, 2006	US$ [***]
December 31, 2006	US$ [***]
February 28, 2007	US$ [***]
March 31, 2007	US$ [***]
April 30, 2007	US$ [***]
May 31, 2007	US$ [***]
June 30, 2007	US$ [***]

Interest on amounts outstanding from time to time under this Note shall be due and payable on the last day of each month, beginning on March 31, 2005.  Interest will be calculated on the basis of the actual number of days elapsed (including the first day, but excluding the last day) over a year of 360 days.

In the event that any amount of principal hereof or accrued interest on this Note is not paid in full when due (whether at stated maturity, by acceleration or otherwise), the Maker shall pay to the holder on demand interest on such unpaid amount (to the extent permitted by applicable law) for the period from the date such amount was due until such amount shall have been paid in full at an interest rate per annum equal to [***] percent ([***]%).

All payment received hereunder shall be applied first to interest due pursuant to the fourth paragraph of this Note, second to interest due pursuant to the third paragraph of this Note and lastly to installments of principal outstanding.

Whenever any payment falls due on a day, which is not a Business Day, the due date for payment shall be extended to the next following Business Day.  For purposes of this Note, “Business Day” shall mean a day on which commercial banks in New York City are open for domestic and foreign exchange transactions.

All payments to be made by the Maker under this Note shall be made in United States Dollars in immediately available and freely transferable funds no later than 11:00 A.M. (New York City time) on the date on which due, without set-off, counterclaim, deduction, withholding, restriction and conditions of whatever nature.

The Maker may from time to time prepay on any Principal Payment Date all, but not part, of the principal amount of this Note; provided that the Maker shall have paid in full all amounts due under this Note as of the date of such prepayment, including interest which has accrued to the date of prepayment.

Upon default in the prompt and full payment of any installment of principal hereof or interest on this Note, the entire outstanding principal amount hereof and interest on this Note to the date of payment shall immediately become due and payable at the option and upon the demand of the holder.

The Maker hereby waives demand, diligence, presentment, protest and notice of every kind, and warrants to the holder that all action and approvals required for execution and delivery hereof as a legal, valid and binding obligation of the undersigned, enforceable in accordance with the terms hereof, have been duly taken and obtained.  The failure of the holder to exercise any of its rights hereunder in any instance shall not constitute a waiver thereof in that or any other instance.

To the maximum extent permitted by law, the Maker agrees to pay on demand all costs and expenses of the holder hereunder that are incurred in connection with the enforcement of this Note, including, but not limited to (a) reasonable attorneys’ fees and (b) expenses related thereto.

2

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

FLYi, Inc.

By:
(Signature)

Name:
(Print)

Title:
(Print)

S:IA/Promissory Note – BAE OPS

3

Schedule 4

Convertible Note

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES.  THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE TERMS OF THIS NOTE, THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.  THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL TO THE HOLDER IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT, ANY APPLICABLE STATE SECURITIES LAWS AND THE TERMS OF THE NOTE.

Convertible Note

$5,000,000	February , 2005

FLYi, INC., a Delaware corporation (herein called the “Issuer,” which term includes any successor Person), for value received, hereby promises to pay to BAE Systems Regional Aircraft Inc. (or its permitted and registered successors and assigns, “Holder”), the principal sum of Five Million Dollars ($5,000,000) on or before January 1, 2015 as specified herein (the “Maturity Date”), without interest, subject to the automatic conversion feature and conversion right set forth below.  Principal shall be payable in full on the Maturity Date upon presentation of this Note.  Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in Section 10 hereof.

1.               Conversion upon Maturity.  Unless this Note has been converted pursuant to the provisions of Section 2 hereof, and provided that on the Maturity Date neither the Issuer nor Independence Air, Inc. (“IA”) is a debtor in any bankruptcy or insolvency proceeding, then on December 31, 2014 this Note shall automatically be converted into a whole number of fully paid and non-assessable shares of the Issuer’s common stock, par value $0.02 per share (“Common Stock”), determined by dividing such unpaid principal amount by the Conversion Price then in effect as determined pursuant to Section 2 and the indebtedness represented by this Note shall thereupon be discharged in full; provided, however, that this Section 1 shall not apply in the event of a default under Section 4.

2.               Conversion Right.

2.1.           Conversion to Common Stock.  Provided that on the date of conversion neither the Issuer nor IA is a debtor in any bankruptcy or insolvency proceeding, the Holder shall have the right to convert all of the unpaid principal amount of this Note into a whole number of fully paid and non-assessable shares of the Issuer’s Common Stock determined by dividing such unpaid principal amount by the Conversion Price (such right being referred to herein as the “Conversion Right”).  For purposes of this Note, the “Conversion Price” on the Issue Date shall be $5.00, and thereafter shall be adjusted only as provided in this Section 2.

2.2.           Adjustments Upon Changes in Capitalization.  The Conversion Right and the Conversion Price shall be adjusted by the Issuer from time to time as follows:

2.2.1.       Common Stock Splits and Combinations.  If the Issuer at any time or from time to time after the Issue Date effects a subdivision of the outstanding shares of Common Stock, then the Conversion Price in effect immediately before that subdivision shall be proportionately decreased, and conversely, if the Issuer at any time or from time to time after the Issue Date combines the outstanding shares of Common Stock, the Conversion Price then in effect immediately before the combination shall be proportionately increased.  Any adjustment under this subsection 2.2.1 shall become effective as of the opening of business on the day following the day upon which such subdivision or combination becomes effective.

2.2.2.       Dividends and Distributions.  In the event the Issuer at any time or from time to time after the Issue Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, without consideration, a dividend or other distribution payable in additional Common Stock, then the Conversion Price then in effect shall be decreased as of the opening of business on the day following the day of such issuance or, in the event such a record date is fixed, as of the opening of business on the day following such record date, by multiplying the Conversion Price then in effect by a fraction (i) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (ii) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock constituting such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or such distribution is not fully made on the date fixed therefore, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this subsection 2.2.2 as of the time of actual payment of such dividend or distribution.

2.2.3.       Recapitalization or Reclassification.  If the shares of Common Stock issuable upon the conversion of this Note are changed into the same or a different number of shares of any class or classes of securities of the Issuer, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of Common Stock or dividend payable in Common Stock provided for in Section 2.2.1 or in Section 2.2.2), then the Conversion Right and the Conversion Price shall thereafter refer to the right to convert the unpaid principal amount of this Note into such number and kind of securities as would have been issuable to Holder as a result of such change if, immediately prior to such change, the Holder had exercised the Conversion Right as to the entire unpaid principal amount hereof, and the Conversion Price shall be fixed by dividing such unpaid principal amount of this Note on the date of such event by the number of shares or other units of such securities determined thereby, subject to further adjustment with respect to any other event as provided herein.

2.2.4.       Reorganization or Sale of Issuer.  If there is a capital reorganization of the Issuer (other than a recapitalization, subdivision, combination, reclassification or exchange of Common Stock provided for elsewhere in this Section 2.2) or a merger or consolidation of the Issuer with or into another company, or the sale of all or substantially all of the Issuer’s properties and assets to any other Person and there is a resulting distribution of cash and/or securities and/or property in exchange for, payment of or cancellation of the Common Stock (other than a cash dividend, and other than a dividend or distribution of shares of Common Stock provided for in Section 2.2.1 or in Section 2.2.2) and if the Issuer shall not exercise its mandatory conversion right (if applicable) pursuant to Section 2.3, then the Conversion Right shall refer to the right to convert the unpaid principal amount of this Note into such amount, number and kind of cash, securities and/or property as would have been issuable or distributable to Holder on account of such reorganization, merger, consolidation, sale or distribution if, immediately prior to the record date for such event, or in the absence of a record date, immediately prior to such event, the Holder had exercised the Conversion Right as to the entire unpaid principal amount under the Note.  In any such case, the Issuer shall make an appropriate adjustment in the application of the provisions of this Section 2.2 with respect to the rights of Holder after the reorganization, merger, consolidation, sale or distribution to the end that the provisions of this Section 2.2 shall be applicable after that event and be as nearly equivalent to the provisions hereof as may be practicable.  This Section 2.2.4 shall have no application in the context of a bankruptcy or in an insolvency proceeding involving the Issuer.

2.2.5.       Limitation on Rights.  Notwithstanding any provision of this Note to the contrary, before such time as the Note is converted pursuant to Section 1 hereof, or the Holder exercises the Conversion Right or the Issuer exercises its mandatory conversion right (if applicable) pursuant to Section 2.3, and shares of Common Stock are issued to Holder (or in such name as specified by Holder) pursuant to Section 2.4, nothing set forth herein shall be interpreted as vesting in Holder or in any other person any voting or other rights as a holder of Common Stock or of any other equity interests in Issuer pursuant hereto for any purpose.  No other provisions for the adjustment of the Conversion Right and/or the Conversion Price shall be provided to the Holder nor shall the consent of the Holder be required for any of the transactions described in Section 2.2 or Section 2.3 or for any other corporate transaction.

2.2.6.       Calculation of Adjustments.  All calculations under this Section 2.2 shall be made by the Issuer and shall be made to the nearest cent or to the nearest one-thousandth (1/1,000) of a share (or if there is not a nearest one-thousandth of a share, to the next lower one-thousandth of a share), whichever of the foregoing results in the rounding process having the least effect, as the case may be.  No adjustment to the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) therein; provided, however, that any adjustments that by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  The Issuer shall upon request by the Holder notify the Holder of the Conversion Price and provide a brief statement of the facts requiring such adjustment and the calculation of any adjustment thereto.

2.3.           Mandatory Conversion Right.  In the event of a corporate transaction or event (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification or otherwise) in which the Issuer will cease to have a class of equity securities registered pursuant to Section 12 or 15(d) of the Securities Exchange Act of 1934 or in which the Issuer will survive only as a subsidiary of another entity that prior to such transaction or event was unaffiliated with the Issuer, then the Issuer shall have the right immediately prior to the closing of such corporate transaction or the occurrence or effectiveness of such event to convert this Note into the Common Stock based upon the Conversion Price in effect at the time of such conversion; provided that the Issuer is not a debtor in bankruptcy or in an insolvency proceeding on such date.

2.4.           Conversion Procedures.  In order to exercise the Conversion Right with respect to the Note, the Issuer must receive at the office of the Issuer at 45200 Business Court, Suite 100, Dulles, Virginia, or at such other office or agency as the Issuer may maintain for such purpose and specify to Holder, the original of the form entitled “Conversion Notice” in the form attached as Exhibit B to the Note, duly completed and manually signed, together with the Note duly endorsed for transfer, or accompanied by a written instrument of transfer in the form attached as Exhibit A to the Note and duly executed, by Holder or his attorney duly authorized in writing, with signature guaranteed.  Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for Common Stock which shall be issuable on such conversion shall be issued, and shall be accompanied by transfer or similar taxes, if required by law.  The Issuer shall issue and deliver to the Holder a certificate or certificates for the number of whole shares of Common Stock issuable upon any conversion of this Note, no later than the fifth (5th) business day following the date that the Issuer receives the documents and information as required in this Section 2.4 or, if the Note is converted upon the Maturity Date pursuant to Section 1 or the Issuer exercises its mandatory conversion right pursuant to Section 2.3, no later than the fifth (5th) business day following the date of such conversion, at the office of the Issuer at 45200 Business Court, Suite 100, Dulles, Virginia, or at such other office or agency as the Issuer may maintain for such purpose and specify to Holder; provided, however, that such certificate or certificates may be delivered at the option of the Issuer to Holder at such other account as shall be designated by Holder at the time of such conversion.

3.               Restrictions on Transfer.  Holder shall not make any disposition of this Note unless (i) such disposition relates to the entire unpaid principal amount of the Note, (ii) such disposition is made in compliance with applicable securities laws, and (iii) Holder shall have notified the Issuer of the proposed disposition and shall have furnished the Issuer with a detailed statement of the circumstances surrounding the proposed disposition and an opinion of counsel to the Holder in form and substance reasonably satisfactory to the Issuer to the effect that any proposed transfer or resale is in compliance with the Act, any applicable state securities laws and the terms of the Note.

4.               Defaults and Remedies.  The occurrence of any default hereunder shall, at the option of Holder, cause the entire unpaid balance of this Note to become immediately due and payable.  A default shall occur hereunder upon the occurrence of any of the following events:  (i) failure to convert the Note into Common Stock as provided for hereunder within ten business days after written notice from Holder to Issuer of the failure to perform such obligation under this Note if such failure has not been cured before the end of such ten business day period, (ii)  the commencement of any voluntary proceedings under any bankruptcy or insolvency laws by the Issuer or IA, or (iii) the commencement of any involuntary proceedings under any bankruptcy or insolvency laws against the Issuer or IA, if the same have not been fully discharged within sixty days after the commencement thereof.

5.               Amendments and Waivers.  This Note and the rights and obligations of the Issuer or Holder may be amended only pursuant to a written agreement between the Issuer and Holder.  Holder may waive compliance by the Issuer with any or all provisions of this Note and with any or all past defaults under this Note and their consequences, if such waiver is in writing.  Any such written consent or written waiver by Holder shall be conclusive and binding upon Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

6.               Denominations, Transfer, Exchange.  This Note may not be transferred or resold except as expressly permitted under the terms of this Note, the Act and applicable state securities laws, and only as to the entire unpaid principal amount thereof.  The Note may be transferred (a) only to a “Qualified Institutional Buyer” as defined in Rule 144A (or any successor rule) under the Act, or (b) in a transaction not involving a distribution (pursuant to an exemption from the Act) provided that the Holder shall have delivered an opinion of counsel to the Holder in form and substance reasonably satisfactory to the Issuer to the effect that any proposed transfer or resale is in compliance with the Act, any applicable state securities laws and the terms of the Note.    The transfer of this Note shall be effective only upon surrender of this Note to the Issuer for registration of transfer at the office of the Issuer at 45200 Business Court, Suite 100, Dulles, Virginia, or at such other office or agency of the Issuer as the Issuer may maintain for such purpose and specify to Holder, accompanied by a written instrument of transfer in the form attached as Exhibit A to the Note and duly executed by Holder or his attorney duly authorized in writing, with signature guaranteed, and such other documents or opinions as provided for herein or as reasonably requested by the Issuer, and thereupon a new Note in the form hereof, mutatis mutandis, will be issued to the designated transferee.

7.               Place and Form of Payment.  If the Issuer shall elect to pay the principal payable under the Note or the principal shall otherwise become due and payable pursuant to Section 4 hereof, such principal will be paid to the Person in whose name this Note is registered at the close of business on the last business day immediately prior to the date for such payment of principal.  Payment of principal on this Note will be made at the office of the Issuer at 45200 Business Court, Suite 100, Dulles, Virginia, or at such other office or agency of the Issuer as the Issuer may maintain for such purpose and specify to Holder, and such payment shall be made in immediately available funds and in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that such payment may be made at the option of the Issuer to Holder at such other account as shall be designated by Holder at least ten (10) business days prior to the Maturity Date.

8.               Persons Deemed Owners.  The Issuer and any agent of the Issuer may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note shall be overdue, and neither the Issuer nor any agent of Issuer shall be affected by notice to the contrary.

9.               Governing Law.  This Note shall be governed by and construed in accordance with the law of the State of New York, including all matters of construction, validity, and performance.

10.         Definitions.  For purposes of this Note, the following terms shall have the meanings set forth below:

“Issue Date” means February [    ], 2005.

“Person” means any individual, corporation, association, partnership, limited liability company, joint venture, trust, estate or other entity or organization.

[SIGNATURE PAGE FOLLOWS]

SIGNATURE

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

Dated:	, 2005	FLYi, INC.

By:
Name:
Title:

Signature Page

Exhibit A

FORM OF ASSIGNMENT

For value received, the undersigned hereby sells, assigns and transfers unto                                          the within Note of FLYi, Inc. and all rights thereunder, and hereby irrevocably constitutes and appoints                                     attorney to transfer the said Note, with full power of substitution in the premises.

Dated:
Social Security or other tax identification number of transferee

Assignor’s Signature:

Name:

NOTICE:                The assignor’s signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular without alteration or any change whatever.

Signature Guaranteed:

By:

Form of Assignment

Exhibit B

CONVERSION NOTICE

The undersigned hereby irrevocably exercises the option to convert the FLYi, Inc. Convertible Note dated February [     ], 2005 (the “Note”) with an original principal amount of [Inset Principal Amount] Dollars ($[Insert Principal Amount]) into shares of Common Stock of FLYi in accordance with the terms of the Note, and directs that such shares be delivered to and be registered in, the name of the Holder or such name as specified below.

HOLDER

Dated:

By:
Name:
Title:

Form of Coversion Notice

Schedule 5

J41 SPARE PARTS – [***]

1.         [***], identified by Serial Number as follows:

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

2.         [***]

3.         [***]

4.         [***] as noted below:

	Part Number	Description	Quantity	Fire Damage	FLYI to hold th. [***]	Return to BAE by [***]	Return to BAE by [***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]

*[***] in the quantity noted in this column [***]

2

Schedule 6

EETC Aircraft

Tail	Serial Number	Lessor	Lease or Loan Start Date
41033	N315UE	Loan	26-Sep-97
41031	N317UE	Loan	26-Sep-97
41045	N321UE	Loan	26-Sep-97
41097	N329UE	Loan	26-Sep-97
41020	N306UE	RBS-ICX	26-Sep-97
41029	N311UE	RBS-ICX	26-Sep-97
41027	N314UE	RBS-ICX	26-Sep-97

Schedule 7

J-41 Spare Parts

Schedule 8

Saturated Spares

Part Number	Serial Number	Description	Part Status	Reason
[***]	[***]	[***]	[***]	Saturated Part
[***]	[***]	[***]	[***]	Saturated Part
[***]	[***]	[***]	[***]	Saturated Part
[***]	[***]	[***]	[***]	Saturated Part
[***]	[***]	[***]	[***]	Saturated Part
[***]	[***]	[***]	[***]	Saturated Part
[***]	[***]	[***]	[***]	Saturated Part
[***]	[***]	[***]	[***]	Saturated Part
[***]	[***]	[***]	[***]	Saturated Part
[***]	[***]	[***]	[***]	Saturated Part
[***]	[***]	[***]	[***]	Saturated Part
[***]	[***]	[***]	[***]	Saturated Part
[***]	[***]	[***]	[***]	Saturated Part
[***]	[***]	[***]	[***]	Saturated Part
[***]	[***]	[***]	[***]	Saturated Part
[***]	[***]	[***]	[***]	Saturated Part
[***]	[***]	[***]	[***]	Saturated Part
[***]	[***]	[***]	[***]	Saturated Part
[***]	[***]	[***]	[***]	Saturated Part
[***]	[***]	[***]	[***]	Saturated Part
[***]	[***]	[***]	[***]	Saturated Part
[***]	[***]	[***]	[***]	Saturated Part

Exhibit C

Exhibit C-1

Schedules to MOU

Schedule 1	Eleven (11) Jetstream 41 aircraft (the “RVG Aircraft”)
Schedule 2	Beneficiary Letter
Schedule 3	Unsecured, interest bearing note in the face amount of $3,500,000
Schedule 4	Convertible note in the face amount of $5,000,000
Schedule 5	J41 Spare Parts – [***]
Schedule 6	EETC Aircraft
Schedule 7	J41 Spare Parts
Schedule 8	Saturated Spares

Exhibit C-1

Exhibit D

Form of Bill of Sale

AIRCRAFT PARTS WARRANTY BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS:

THAT Independence Air, Inc., a California corporation, whose address is 45200 Business Court, Suite 100, Dulles, VA  20166 (“Seller”), is the owner of those [spare engine(s)][propeller(s)][aircraft parts] as further described in Attachment I to this bill of sale (the “Parts”).

THAT for and in consideration of the sum of Ten United States Dollars ($10 U.S.D.) and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, pursuant to Paragraph 4.3 of that J41 RVA Final Settlement Agreement by and between Independence Air, Inc., FLYi, Inc., and BAE Systems Regional Aircraft, Inc. effective as of March 1, 2005, Seller does this          day of               , 2005, grant, convey, transfer, bargain and sell, deliver and set over unto BAE Systems Regional Aircraft, Inc. (“Buyer”), whose address is BAE Systems Regional Aircraft, Inc., 13850 McLearen Road, Herndon, VA  20171, and unto its successors and assigns, all of Seller’s right, title, and interest in and to the above described Parts in their “AS IS”, “WHERE IS” condition, without any representation as to airworthiness, design, material, fitness for use for a particular purpose, the absence therefrom of latent or other defects (whether or not discoverable) , or as to any other representation or warranty of any kind or nature whatsoever (express or implied) except the warranty of title expressly set forth herein.

THAT Seller hereby warrants to Buyer, its successors and assigns, that there is hereby conveyed to Buyer on the date hereof good title to the aforesaid Parts, free and clear of liens and encumbrances.

THIS Bill of Sale is delivered by Seller to Buyer at Seller’s Virginia headquarters, and will be governed by the laws of the State of Virginia, exclusive of any choice of law rule of that or any other jurisdiction which would cause any matter to be referred to the law of any jurisdiction other than the State of Virginia.

IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed in its name this        day of                   , 2005.

SELLER:

INDEPENDENCE AIR, INC.

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Print:
Title:

Exhibit D

Attachment I to Exhibit D

Description of Parts

[Brief description of Parts then sold]